Supplement dated November 10, 2009 to:	Value Line Aggressive Income Trust Prospectus dated June 1, 2009
Value Line Asset Allocation Fund, Inc. Prospectus dated August 1, 2009
Value Line Centurion Fund, Inc. Prospectus dated May 1, 2009
Value Line Convertible Fund, Inc. Prospectus dated September 1, 2009
Value Line Emerging Opportunities Fund, Inc. Prospectus dated August 1, 2009
Value Line Fund, Inc. Prospectus dated May 1, 2009
Value Line Income & Growth Fund, Inc. Prospectus dated May 1, 2009
Value Line Larger Companies Fund, Inc. Prospectus dated May 1, 2009
Value Line New York Tax Exempt Trust Prospectus dated June 1, 2009
Value Line Premier Growth Fund. Inc. Prospectus dated May 1, 2009
Value Line Strategic Asset Management Trust Prospectus dated May 1, 2009
Value Line Tax Exempt Fund, Inc. Prospectus dated July 1, 2009
Value Line U.S. Government Money Market Fund, Inc. Prospectus dated May 1, 2009
Value Line U.S. Government Securities Fund, Inc. Prospectus dated January 1, 2009

The information in this Supplement updates information in, supersedes any contrary information in, and should be read in conjunction with, the Prospectus and all applicable Supplements.

Regulatory Settlement

The following replaces all discussion of the regulatory investigation in the matter of Value Line, Inc. and Value Line Securities, Inc. previously disclosed in the Prospectus or any prior Supplements:

On November 4, 2009, the Securities and Exchange Commission (“SEC”) and Value Line, Inc. (“VLI”), Value Line Securities, Inc. (currently, EULAV Securities, Inc. (“ESI”)), Jean B. Buttner, former Chairman, President and Chief Executive Officer of VLI and David Henigson, a former Director and Officer of VLI, settled a matter related to brokerage commissions charged by ESI to certain Value Line mutual funds (“Funds”) from 1986 through November of 2004.

The matter also involved alleged misleading disclosures provided by VLI to the Boards of Directors/Trustees and shareholders of the Funds regarding such brokerage commissions.  VLI agreed to pay disgorgement in the amount of $24,168,979 (representing disgorgement of commissions received), prejudgment interest of $9,536,786, and a civil penalty in the amount of $10,000,000.  Also as part of the settlement, Mrs. Buttner and Mr. Henigson each agreed to pay a civil penalty, are barred from association with any broker, dealer or investment adviser, and are prohibited from serving as an employee, officer, director, member of an advisory board, investment adviser or depositor of, or principal underwriter for, a registered investment company or affiliated person of such investment adviser, depositor, or principal underwriter, subject to a limited exception (limited in scope and for a one-year period) for Mrs. Buttner.  Pursuant to Section 308(a) of the Sarbanes-Oxley Act of 2002, a fund will be created for VLI’s disgorgement, interest and penalties (“Fair Fund”).  VLI will bear all costs associated with any Fair Fund distribution, including retaining a third-party consultant approved by the SEC staff to administer any Fair Fund distribution.  VLI has informed the Funds’ Boards that it has substantial liquid assets from which it will pay this settlement and the resolution of this matter will not have a materially adverse effect on the ability of  EULAV Asset Management LLC (“EULAV”), the Funds’ investment adviser, or ESI, the Funds’ distributor, to perform their respective contracts with the Funds.

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